  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	August 11, 2016

Synchrony Credit Card Master Note Trust
RFS Holding, L.L.C.
Synchrony Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333-169151, 333-181466-01, 333-181466, 333-206176, 333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01, 333-206176-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (Synchrony Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

0001226006 (RFS Holding, L.L.C.) and 0001290098 (Synchrony Credit Card Master Note Trust)
(Central Index Key for Registrant and Issuing Entity, respectively)

777 Long Ridge Road Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreements.

RFS Holding, L.L.C. entered into an Underwriting Agreement, dated August 11, 2016 (the “Underwriting Agreement”), among Barclays Capital Inc. (the “Underwriter”), RFS Holding, L.L.C. (the “Depositor”) and RFS Holding, Inc., relating to the Class B Asset Backed Notes, Series 2015-1 (the “Offered Notes”) issued by Synchrony Credit Card Master Note Trust (the “Issuer”) and described in the Prospectus dated August 11, 2016. Subject to the terms and conditions set forth in the Underwriting Agreement, the Depositor agreed to sell to the Underwriter, and the Underwriter has agreed to purchase, the principal amount of Offered Notes in the amount of $72,916,666. A copy of the Underwriting Agreement is filed with this Form 8-K as Exhibit 1.1.

In order to facilitate the sale of the Offered Notes, the Depositor caused the Issuer to amend certain provisions of the Series 2015-1 Indenture Supplement, dated March 17, 2015, between the Issuer and Deutsche Bank Trust Company Americas, as indenture trustee, pursuant to that certain Supplement No. 1 to Series 2015-1 Indenture Supplement, dated August 12, 2016 (the “Supplement”). A copy of the Supplement is filed with this Form 8-K as Exhibit 4.1.

Item 8.01	Other Events.

In connection with the issuance of the Offered Notes, the chief executive officer of the Depositor has made the certifications required by Paragraph I.B.1(a) of Form SF-3. Such certifications are being filed with this Form 8-K as Exhibit 36.1 in order to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

The Registrants are also filing with this Form 8-K Exhibits 5.1 and 8.1 in connection with the issuance of the Offered Notes.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement for the Offered Notes, dated August 11, 2016
4.1	Supplement No. 1 to Series 2015-1 Indenture Supplement, dated August 12, 2016
5.1	Opinion of Mayer Brown LLP with respect to legality of the Offered Notes, dated August 12, 2016
8.1	Opinion of Mayer Brown LLP with respect to tax matters with respect to the Offered Notes, dated August 12, 2016
36.1	Depositor Certification, dated August 11, 2016, for shelf offerings of asset-backed securities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 12, 2016	RFS Holding, L.L.C., as depositor

	By:	/s/ Andrew Lee
	Name:	Andrew Lee
	Title:	Vice President